Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, Y and R6 shares of the Fund listed below:

Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Mark R. DeMitry	Portfolio Manager (lead)	2019 (predecessor fund 2006)
Mark Paris	Portfolio Manager	2019”

O-ROLTNYM-SUMPRO SUP 062119